Exhibit 99

Chemed Reports Second-Quarter 2019 Results

CINCINNATI--(BUSINESS WIRE)--July 25, 2019--Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2019, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 7.2% to $474 million
  GAAP Diluted Earnings-per-Share (EPS) of $3.08
  Adjusted Diluted EPS of $3.36, an increase of 19.6%

VITAS segment operating results:

  Net Patient Revenue of $313 million, an increase of 5.4%
  Average Daily Census (ADC) of 18,681, an increase of 5.9%
  Admissions of 17,491, an increase of 3.8%
  Net Income, excluding certain discrete items, of $38.6 million, an increase of 21.5%
  Adjusted EBITDA, excluding cap, of $54.8 million, an increase of 25.6%

Roto-Rooter segment operating results:

  Revenue of $161 million, an increase of 10.9%
  Net Income, excluding certain discrete items, of $27.5 million, an increase of 8.7%
  Adjusted EBITDA of $38.8 million, an increase of 6.2%
  Adjusted EBITDA margin of 24.1%, a decrease of 107-basis points

VITAS

VITAS net revenue was $313 million in the second quarter of 2019, which is an increase of 5.4%, when compared to the prior-year period. This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 0.5% and a 5.9% increase in days-of-care. This growth was partially offset by a Medicare Cap billing limitation that reduced revenue growth by 0.9% as well as the combination of acuity mix shift, fluctuations in net room and board and contractual adjustments, the combination of which negatively impacted revenue growth approximately 0.3%, when compared to the prior-year period.

In the second quarter of 2019, VITAS accrued $3.2 million in Medicare Cap billing limitations, of which $847,000 relates to prior years Medicare Cap redeterminations. At June 30, 2019, VITAS had 30 Medicare provider numbers, three of which have an estimated 2019 calendar year Medicare Cap billing limitation of approximately $9 million.

Of VITAS’ 30 Medicare provider numbers, on a trailing 12-month basis, 23 provider numbers have a Medicare Cap cushion of 10% or greater, two provider numbers have a cap cushion between 5% and 10%, two provider numbers have a cap cushion between 0% and 5%, and three provider numbers have a Medicare Cap billing limitation.

Average revenue per patient per day in the quarter was $189.64, which is 0.5% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $165.00 and $751.12, respectively. During the quarter, high acuity days-of-care were 4.2% of total days of care, 7-basis points less than the prior-year quarter.

The second quarter of 2019 gross margin, excluding Medicare Cap, was 23.7%, which is a 208-basis point increase when compared to the second quarter of 2018.

Selling, general and administrative expense was $21.7 million in the second quarter of 2019, which is an increase of 4.7% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $54.8 million in the quarter, an increase of 25.6%. Adjusted EBITDA margin, excluding Medicare Cap, was 17.3% in the quarter, which is a 267-basis point increase when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $161 million for the second quarter of 2019, an increase of $15.8 million, or 10.9%, over the prior-year quarter. Revenue from the water restoration service segment totaled $28.2 million, an increase of 14.0%, when compared to the prior-year quarter. Approximately 90% of the water restoration revenue is generated from residential customers and the remaining 10% is generated from commercial accounts.

Commercial drain cleaning revenue increased 9.9%, commercial plumbing and excavation increased 11.9% and commercial water restoration increased 16.2%. Overall, commercial revenue increased 11.0%.

Residential drain cleaning increased 7.7%, plumbing and excavation increased 9.6% and residential water restoration increased 13.8%. Aggregate residential sales increased 9.9%.

Roto-Rooter’s gross margin in the quarter was 48.7%, a 121-basis point decline when compared to the second quarter of 2018. Adjusted EBITDA in the second quarter of 2019 totaled $38.8 million, an increase of 6.2%. The Adjusted EBITDA margin in the quarter was 24.1% which is a 107-basis point decline over the prior year.

Chemed Consolidated

As of June 30, 2019, Chemed had total cash and cash equivalents of $3 million and debt of $85 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points. At June 30, 2019, the Company had approximately $327 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 69,009 shares of Chemed stock for $22.7 million, which equates to a cost per share of $328.59. On February 22, 2019, Chemed’s Board of Directors authorized an additional $150 million for stock repurchase under Chemed’s existing share repurchase program. As of June 30, 2019, there was approximately $125 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007. Since that time Chemed has repurchased over 14 million shares, aggregating approximately $1.2 billion at an average share cost of $84.76. Including dividends over this period, Chemed has returned approximately $1.4 billion to shareholders.

Updated Guidance for 2019

Chemed will issue updated guidance in August 2019 following the Centers for Medicare and Medicaid Services (CMS) publishing the final rule on the Fiscal Year 2020 Hospice Wage Index and Payment Rate update.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, July 26, 2019, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The Conference ID is 1109197. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 1109197. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 18,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Service revenues and sales	$473,584	$441,813	$935,618	$880,989
Cost of services provided and goods sold	323,637	305,741	645,588	610,277
Selling, general and administrative expenses (aa)	71,556	68,297	145,585	137,297
Depreciation	9,887	9,718	19,597	18,985
Amortization	406	34	925	61
Other operating (income)/expenses	2,570	(118)	8,923	(169)
Total costs and expenses	408,056	383,672	820,618	766,451
Income from operations	65,528	58,141	115,000	114,538
Interest expense	(1,237)	(1,524)	(2,361)	(2,731)
Other income--net (bb)	13	1,038	2,452	2,056
Income before income taxes	64,304	57,655	115,091	113,863
Income taxes	(13,575)	(2,684)	(19,695)	(13,896)
Net income	$50,729	$54,971	$95,396	$99,967

Earnings Per Share
Net income	$3.18	$3.43	$5.98	$6.22
Average number of shares outstanding	15,928	16,035	15,941	16,067

Diluted Earnings Per Share
Net income	$3.08	$3.27	$5.79	$5.93
Average number of shares outstanding	16,449	16,811	16,489	16,854

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
SG&A expenses before long-term incentive compensation and the impact of market value adjustments related to deferred compensation plans	$70,300	$66,296	$140,504	$132,517
Long-term incentive compensation	1,386	1,222	2,874	3,142
Market value gains/(losses) related to deferred compensation trusts	(130)	779	2,207	1,638
Total SG&A expenses	$71,556	$68,297	$145,585	$137,297

(bb) Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Market value gains/(losses) related to deferred compensation trusts	$(130)	$779	$2,207	$1,638
Interest income	112	259	214	417
Other	31	-	31	1
Total other income--net	$13	$1,038	$2,452	$2,056

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2019	2018
Assets
Current assets
Cash and cash equivalents	$3,323	$12,668
Accounts receivable less allowances	136,113	119,206
Inventories	6,336	5,696
Prepaid income taxes	12,951	19,666
Prepaid expenses	21,455	16,205
Total current assets	180,178	173,441
Investments of deferred compensation plans held in trust	70,460	67,573
Properties and equipment, at cost less accumulated depreciation	149,917	145,903
Assets held for sale	15,750	-
Lease right of use asset	90,755	-
Identifiable intangible assets less accumulated amortization	67,511	55,250
Goodwill	510,627	478,202
Other assets	8,874	7,845
Total Assets	$1,094,072	$928,214

Liabilities
Current liabilities
Accounts payable	$51,143	$48,236
Accrued insurance	46,912	42,826
Accrued compensation	50,123	49,372
Accrued legal	8,431	823
Short-term lease liability	31,614	-
Other current liabilities	35,446	25,159
Total current liabilities	223,669	166,416
Deferred income taxes	18,828	18,811
Long-term debt	85,000	103,400
Deferred compensation liabilities	70,273	66,154
Long-term lease liability	69,979	-
Other liabilities	7,754	17,042
Total Liabilities	475,503	371,823

Stockholders' Equity
Capital stock	35,591	35,141
Paid-in capital	817,255	744,228
Retained earnings	1,311,446	1,129,289
Treasury stock, at cost	(1,548,138)	(1,354,538)
Deferred compensation payable in Company stock	2,415	2,271
Total Stockholders' Equity	618,569	556,391
Total Liabilities and Stockholders' Equity	$1,094,072	$928,214

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2019	2018
Cash Flows from Operating Activities
Net income	$95,396	$99,967
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,522	19,046
Stock option expense	8,018	7,305
Litigation settlement	6,000	-
(Benefit)/provision for deferred income taxes	(2,769)	2,173
Noncash long-term incentive compensation	2,506	2,942
Asset impairment loss	2,266	-
Noncash directors' compensation	767	766
Amortization of debt issuance costs	153	288
Amortization of restricted stock awards	-	446
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(16,613)	(6,057)
Increase in inventories	(631)	(362)
Increase in prepaid expenses	(2,301)	(113)
Decrease in accounts payable and other current liabilities	(4,175)	(14,909)
Change in current income taxes	(2,249)	10,136
Increase in other assets	(4,653)	(5,667)
Increase in other liabilities	5,833	4,889
Other sources	837	186
Net cash provided by operating activities	108,907	121,036
Cash Flows from Investing Activities
Capital expenditures	(28,312)	(23,872)
Business combinations, net of cash acquired	-	(1,875)
Other (uses)/sources	(137)	533
Net cash used by investing activities	(28,449)	(25,214)
Cash Flows from Financing Activities
Payments on revolving line of credit	(227,000)	(281,150)
Proceeds from revolving line of credit	222,800	358,350
Purchases of treasury stock	(71,926)	(84,304)
Proceeds from exercise of stock options	16,517	20,209
Capital stock surrendered to pay taxes on stock-based compensation	(14,884)	(21,022)
Dividends paid	(9,567)	(9,016)
Change in cash overdrafts payable	1,710	(711)
Payments on other long-term debt	-	(75,000)
Debt issuance costs	-	(968)
Other sources/(uses)	384	(663)
Net cash used by financing activities	(81,966)	(94,275)
(Decrease)/increase in Cash and Cash Equivalents	(1,508)	1,547
Cash and cash equivalents at beginning of year	4,831	11,121
Cash and cash equivalents at end of year	$3,323	$12,668

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$312,750	$160,834	$-	$473,584
Cost of services provided and goods sold	241,104	82,533	-	323,637
Selling, general and administrative expenses (a)	21,682	39,377	10,497	71,556
Depreciation	4,831	5,017	39	9,887
Amortization	18	388	-	406
Other operating expense (a)	69	235	2,266	2,570
Total costs and expenses	267,704	127,550	12,802	408,056
Income/(loss) from operations	45,046	33,284	(12,802)	65,528
Interest expense	(53)	(100)	(1,084)	(1,237)
Intercompany interest income/(expense)	4,382	2,180	(6,562)	-
Other income/(expense)—net	101	42	(130)	13
Income/(loss) before income taxes	49,476	35,406	(20,578)	64,304
Income taxes (a)	(12,137)	(8,231)	6,793	(13,575)
Net income/(loss)	$37,339	$27,175	$(13,785)	$50,729

2018
Service revenues and sales (b)	$296,799	$145,014	$-	$441,813
Cost of services provided and goods sold	233,073	72,668	-	305,741
Selling, general and administrative expenses (b)	20,702	35,909	11,686	68,297
Depreciation	5,050	4,628	40	9,718
Amortization	-	34	-	34
Other operating income (b)	(67)	(51)	-	(118)
Total costs and expenses	258,758	113,188	11,726	383,672
Income/(loss) from operations	38,041	31,826	(11,726)	58,141
Interest expense	(53)	(92)	(1,379)	(1,524)
Intercompany interest income/(expense)	3,124	1,739	(4,863)	-
Other income—net	238	21	779	1,038
Income/(loss) before income taxes	41,350	33,494	(17,189)	57,655
Income taxes (b)	(9,565)	(8,196)	15,077	(2,684)
Net income/(loss)	$31,785	$25,298	$(2,112)	$54,971
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$619,531	$316,087	$-	$935,618
Cost of services provided and goods sold	480,847	164,741	-	645,588
Selling, general and administrative expenses (a)	43,218	78,978	23,389	145,585
Depreciation	9,539	9,980	78	19,597
Amortization	35	890	-	925
Other operating expense (a)	6,423	234	2,266	8,923
Total costs and expenses	540,062	254,823	25,733	820,618
Income/(loss) from operations	79,469	61,264	(25,733)	115,000
Interest expense	(101)	(194)	(2,066)	(2,361)
Intercompany interest income/(expense)	8,777	4,375	(13,152)	-
Other income—net	188	56	2,208	2,452
Income/(loss) before income taxes	88,333	65,501	(38,743)	115,091
Income taxes (a)	(21,707)	(15,339)	17,351	(19,695)
Net income/(loss)	$66,626	$50,162	$(21,392)	$95,396

2018
Service revenues and sales (b)	$588,813	$292,176	$-	$880,989
Cost of services provided and goods sold	460,329	149,948	-	610,277
Selling, general and administrative expenses (b)	41,213	72,006	24,078	137,297
Depreciation	9,846	9,072	67	18,985
Amortization	-	61	-	61
Other operating expense (b)	(84)	(85)	-	(169)
Total costs and expenses	511,304	231,002	24,145	766,451
Income/(loss) from operations	77,509	61,174	(24,145)	114,538
Interest expense	(104)	(184)	(2,443)	(2,731)
Intercompany interest income/(expense)	6,218	3,417	(9,635)	-
Other income—net	380	37	1,639	2,056
Income/(loss) before income taxes	84,003	64,444	(34,584)	113,863
Income taxes (b)	(20,203)	(16,208)	22,515	(13,896)
Net income/(loss)	$63,800	$48,236	$(12,069)	$99,967
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$37,339	$27,175	$(13,785)	$50,729
Add/(deduct):
Interest expense	53	100	1,084	1,237
Income taxes	12,137	8,231	(6,793)	13,575
Depreciation	4,831	5,017	39	9,887
Amortization	18	388	-	406
EBITDA	54,378	40,911	(19,455)	75,834
Add/(deduct):
Intercompany interest expense/(income)	(4,382)	(2,180)	6,562	-
Interest income	(69)	(43)	-	(112)
Stock option expense	-	-	3,929	3,929
Impairment loss on transportation equipment	-	-	2,266	2,266
Medicare cap sequestration adjustment	1,689	-	-	1,689
Long-term incentive compensation	-	-	1,386	1,386
Acquisition expense	-	97	-	97
Adjusted EBITDA	$51,616	$38,785	$(5,312)	$85,089

2018
Net income/(loss)	$31,785	$25,298	$(2,112)	$54,971
Add/(deduct):
Interest expense	53	92	1,379	1,524
Income taxes	9,565	8,196	(15,077)	2,684
Depreciation	5,050	4,628	40	9,718
Amortization	-	34	-	34
EBITDA	46,453	38,248	(15,770)	68,931
Add/(deduct):
Intercompany interest expense/(income)	(3,124)	(1,739)	4,863	-
Interest income	(237)	(22)	-	(259)
Stock option expense	-	-	3,652	3,652
Long-term incentive compensation	-	-	1,222	1,222
Litigation settlement	(204)	-	-	(204)
Medicare cap sequestration adjustment	185	-	-	185
Amortization of stock awards	37	35	83	155
Adjusted EBITDA	$43,110	$36,522	$(5,950)	$73,682
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED 30, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$66,626	$50,162	$(21,392)	$95,396
Add/(deduct):
Interest expense	101	194	2,066	2,361
Income taxes	21,707	15,339	(17,351)	19,695
Depreciation	9,539	9,980	78	19,597
Amortization	35	890	-	925
EBITDA	98,008	76,565	(36,599)	137,974
Add/(deduct):
Intercompany interest expense/(income)	(8,777)	(4,375)	13,152	-
Interest income	(157)	(56)	-	(213)
Stock option expense	-	-	8,018	8,018
Litigation settlement	6,000	-	-	6,000
Long-term incentive compensation	-	-	2,874	2,874
Impairment loss on transportation equipment	-	-	2,266	2,266
Medicare cap sequestration adjustment	2,204	-	-	2,204
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Acquisition Expense	-	97	120	217
Adjusted EBITDA	$97,934	$72,286	$(10,332)	$159,888

2018
Net income/(loss)	$63,800	$48,236	$(12,069)	$99,967
Add/(deduct):
Interest expense	104	184	2,443	2,731
Income taxes	20,203	16,208	(22,515)	13,896
Depreciation	9,846	9,072	67	18,985
Amortization	-	61	-	61
EBITDA	93,953	73,761	(32,074)	135,640
Add/(deduct):
Intercompany interest expense/(income)	(6,218)	(3,417)	9,635	-
Interest income	(380)	(37)	-	(417)
Stock option expense	-	-	7,305	7,305
Long-term incentive compensation	-	-	3,142	3,142
Medicare cap sequestration adjustment	537	-	-	537
Amortization of stock awards	107	100	239	446
Litigation settlement	(204)	-	-	(204)
Adjusted EBITDA	$87,795	$70,407	$(11,753)	$146,449
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net income as reported	$50,729	$54,971	$95,396	$99,967

Add/(deduct) pre-tax cost of:

Stock option expense	3,929	3,652	8,018	7,305
Litigation settlement	-	(204)	6,000	(204)
Long-term incentive compensation	1,386	1,222	2,874	3,142
Impairment loss on transportation equipment	2,266	-	2,266	-
Medicare cap sequestration adjustments	1,689	185	2,204	537
Amortization of acquired and cancelled franchise agreements	331	-	772	-
Non cash ASC 842 expenses	-	-	548	-
Acquisition expenses	97	-	217	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,000)	(966)	(4,961)	(2,238)
Excess tax benefits on stock compensation	(3,212)	(11,702)	(9,944)	(15,500)
Adjusted net income	$55,215	$47,158	$103,390	$93,009

Diluted Earnings Per Share As Reported
Net income	$3.08	$3.27	$5.79	$5.93
Average number of shares outstanding	16,449	16,811	16,489	16,854

Adjusted Diluted Earnings Per Share
Adjusted net income	$3.36	$2.81	$6.27	$5.52
Average number of shares outstanding	16,449	16,811	16,489	16,854
(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2019	2018	2019	2018
Net revenue ($000) (c)
Homecare	$266,461	$250,381	$525,312	$491,412
Inpatient	22,894	20,077	45,464	42,186
Continuous care	30,786	30,513	63,030	61,279
Other	2,237	1,998	4,242	3,740
Subtotal	$322,378	$302,969	$638,048	$598,617
Room and board, net	(2,710)	(2,675)	(5,252)	(5,294)
Contractual allowances	(3,720)	(2,959)	(6,667)	(5,792)
Medicare cap allowance	(3,198)	(536)	(6,598)	1,282
Net Revenue	$312,750	$296,799	$619,531	$588,813
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.7%	82.6%	82.3%	82.1%
Inpatient	7.1	6.6	7.1	7.0
Continuous care	9.5	10.1	9.9	10.2
Other	0.7	0.7	0.7	0.7
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.9)	(0.8)	(0.9)
Contractual allowances	(1.2)	(1.0)	(1.0)	(1.0)
Medicare cap allowance	(1.0)	(0.1)	(1.0)	0.3
Net Revenue	97.0%	98.0%	97.2%	98.4%
Average daily census ("ADC") (days)
Homecare	14,482	13,583	14,364	13,375
Nursing home	3,382	3,275	3,318	3,245
Routine homecare	17,864	16,858	17,682	16,620
Inpatient	358	318	359	335
Continuous care	459	467	474	473
Total	18,681	17,643	18,515	17,428

Total Admissions	17,491	16,858	35,249	35,137
Total Discharges	17,008	16,474	34,350	34,054
Average length of stay (days)	91.1	89.0	91.2	88.4
Median length of stay (days)	16.0	17.0	15.0	16.0
ADC by major diagnosis
Cerebro	35.7%	36.2%	35.8%	36.4%
Neurological	20.4	18.6	20.2	18.6
Cancer	12.7	13.9	12.7	13.9
Cardio	17.0	16.6	16.9	16.4
Respiratory	8.2	8.3	8.2	8.2
Other	6.0	6.4	6.2	6.5
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	20.6%	21.7%	20.7%	22.2%
Neurological	12.2	11.1	12.5	11.2
Cancer	29.2	30.5	28.6	29.2
Cardio	16.0	15.6	16.1	15.6
Respiratory	11.7	10.8	11.8	11.3
Other	10.3	10.3	10.3	10.5
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	1.2%	1.0%	1.1%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	32.7	31.9	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	27.7	25.6	n.a.	n.a.
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(unaudited)

(a)	Included in the results of operations for 2019 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(1,689)	$-	$-	$(1,689)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(3,929)	(3,929)
	Long-term incentive compensation	-	-	(1,386)	(1,386)
	Amortization of acquired and cancelled franchise agreements	-	(331)	-	(331)
	Acquisition expense	-	(97)	-	(97)
	Other operating expenses:
	Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
	Pretax impact on earnings	(1,689)	(428)	(7,581)	(9,698)
	Excess tax benefits on stock compensation	-	-	3,212	3,212
	Income tax benefit on the above	435	113	1,452	2,000
	After-tax impact on earnings	$(1,254)	$(315)	$(2,917)	$(4,486)

		Six Months Ended June 30, 2019
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(2,204)	$-	$-	$(2,204)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(8,018)	(8,018)
	Long-term incentive compensation	-	-	(2,874)	(2,874)
	Amortization of acquired and cancelled franchise agreements	-	(772)	-	(772)
	Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
	Acquisition expense	-	(97)	(120)	(217)
	Other operating expenses:
	Litigation settlement	(6,000)	-	-	(6,000)
	Impairment loss on transportation equipment	-	-	(2,266)	(2,266)
	Pretax impact on earnings	(8,860)	(924)	(13,115)	(22,899)
	Excess tax benefits on stock compensation	-	-	9,944	9,944
	Income tax benefit on the above	2,254	245	2,462	4,961
	After-tax impact on earnings	$(6,606)	$(679)	$(709)	$(7,994)

(b)	Included in the results of operations for 2018 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(185)	$-	$-	$(185)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(3,652)	(3,652)
	Long-term incentive compensation	-	-	(1,222)	(1,222)
	Other operating expenses:
	Litigation settlements	204	-	-	204
	Pretax impact on earnings	19	-	(4,874)	(4,855)
	Excess tax benefits on stock compensation	-	-	11,702	11,702
	Income tax benefit on the above	(5)	-	971	966
	After-tax impact on earnings	$14	$-	$7,799	$7,813

		Six Months Ended June 30, 2018
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(537)	$-	$-	$(537)
	Selling, general and administrative expenses:
	Stock option expense	-	-	(7,305)	(7,305)
	Long-term incentive compensation	-	-	(3,142)	(3,142)
	Other operating expenses:
	Litigation settlement	204	-	-	204
	Pretax impact on earnings	(333)	-	(10,447)	(10,780)
	Excess tax benefits on stock compensation	-	-	15,500	15,500
	Income tax benefit on the above	84	-	2,154	2,238
	After-tax impact on earnings	$(249)	$-	$7,207	$6,958
(c)	VITAS has 11 large (greater than 450 ADC), 19 medium (greater than 200 but less than 450 ADC) and 18 small (less than 200 ADC) hospice programs. Of VITAS' 30 Medicare provider numbers, 25 provider numbers have a Medicare cap cushion of 5% or greater during the current cap year, one provider number has a cap cushion between 0% and 5%, and four provider numbers have a Medicare cap liability.

Contacts

David P. Williams
(513) 762-6901